Exhibit 99.2







                        A. J. SMITH FEDERAL SAVINGS BANK
                                 RETIREMENT PLAN
                              FOR INSIDE DIRECTORS









                   Initially Effective as of December 18, 1995
              Amended and Restated Effective as of January 1, 2001









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                        A. J. SMITH FEDERAL SAVINGS BANK
                                 RETIREMENT PLAN
                              FOR INSIDE DIRECTORS

                                TABLE OF CONTENTS

ARTICLE I - GENERAL............................................................1
         1.1      Effective Date...............................................1
         1.2      Purpose......................................................1
         1.3      Intent.......................................................1
ARTICLE II -DEFINITIONS AND USAGE..............................................2
         2.1      Definitions..................................................2
         2.2      Usage........................................................4
ARTICLE III - ELIGIBILITY AND PARTICIPATION....................................5
         3.1      Eligibility..................................................5
         3.2      Participation................................................5
ARTICLE IV - PARTICIPANT ACCOUNTS..............................................5
         4.1      Accounts.....................................................5
         4.2      Account Credits..............................................5
         4.3      Crediting of Interest........................................5
         4.4      Valuation of Accounts........................................6
ARTICLE V - PAYMENT OF BENEFITS................................................6
         5.1      Entitlement to Benefit Payments..............................6
         5.2      Commencement of Benefit Payments.............................6
         5.3      Unforeseeable Emergencies....................................7
         5.4      Hardship Withdrawals.........................................7
         5.5      Accelerated Distributions....................................8
         5.5.1    Distribution Upon Request....................................8
         5.5.2    Distribution Upon Change in Control..........................8
ARTICLE VI - PAYMENT OF BENEFITS ON OR AFTER DEATH.............................8
         6.1      Commencement of Benefit Payments.............................8
         6.2      Designation of Beneficiary...................................9
ARTICLE VII  - ESTABLISHMENT OF TRUST
AUTOMATIC FUNDING UPON A CHANGE IN CONTROL.....................................9
ARTICLE VIII - RIGHTS OF PARTICIPANTS;
TERMINATION OR SUSPENSION UNDER FEDERAL LAW....................................9
ARTICLE IX - INTERPRETATION OF THE PLAN.......................................10
ARTICLE X - LEGAL FEES........................................................10
ARTICLE XI - MISCELLANEOUS PROVISIONS.........................................11
         11.1     Amendment...................................................11
         11.2     Termination.................................................11
         11.3     No Assignment...............................................11
         11.4     Incapacity..................................................11
         11.5     Successors and Assigns......................................11
         11.6     Governing Law...............................................12
         11.7     No Guarantee of Employment..................................12
         11.8     Severability................................................12
         11.9     Notification of Addresses...................................12
Appendix A        ............................................................13
Appendix B        ............................................................14
Appendix C        ............................................................15
Appendix D        ............................................................16


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                        A. J. SMITH FEDERAL SAVINGS BANK
                                 RETIREMENT PLAN
                              FOR INSIDE DIRECTORS

     WHEREAS, A. J. Smith Federal Savings Bank ("the Bank") recognizes the unique qualifications of its employee directors ("Inside Directors") and the valuable services that they have provided to and for the Bank; and

     WHEREAS, in December 1995, the Bank adopted the A. J. Smith Federal Savings Bank Retirement Plan for Directors for the benefit of its Inside Directors and non-employee directors ("Outside Directors") in order to provide retirement benefits to such person upon their separation from service; and

     WHEREAS, the Board of Directors wishes to simplify the administration of each plan and to better recognize the unique contribution provided by each category of director; and

     WHEREAS, the Board of Directors believes that the best way to achieve its goal is to amend and restate the A. J. Smith Federal Savings Bank Retirement Plan for Directors into two separate and distinct plans, i.e., one plan for Inside Directors and one plan for Outside Directors;

     NOW, THEREFORE, the Bank hereby establishes the A. J. Smith Federal Savings Bank Retirement Plan for Inside Directors as hereinafter provided:

                               ARTICLE I - GENERAL

     1.1  Effective Date

     The initial effective date of the Retirement Plan for Directors was December 18, 1995. The provisions of this amended and restated Retirement Plan for Inside Directors shall be effective as of January 1, 2001.

     1.2  Purpose

     The purpose of the Plan is to provide retirement income to a Participant upon his Separation from Service.

     1.3  Intent

     The Plan is intended to be (and shall be construed and administered as) an "employee pension benefit plan" under the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") which is unfunded and maintained by the Bank solely to provide retirement income to a select group of management or highly compensated employees as such group is described under section 201(2), 301(a)(3), and 401(a)(1) of ERISA as interpreted by the U.S. Department of Labor. The Plan is not intended to be a plan described in section 401 (a) of the Code, or section 3(2)(A) of ERISA. The obligation of the Bank to make payments under this Plan constitutes nothing more than


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an unsecured  promise of the Bank to make such  payments and any property of the
Bank that may be set aside for the payment of benefits under the Plan shall in the event of the Bank's bankruptcy or insolvency, remain subject to the claims of the Bank's general creditors until such benefits are distributed in accordance with Article V or VI herein.

                        ARTICLE II -DEFINITIONS AND USAGE

     2.1  Definitions

     Wherever used in the Plan, the following words and phrases shall have the meaning set forth below unless the context plainly requires a different meaning:

     "Account" means the account established on behalf of the Participant as described in Section 4.1.

     "Bank" means A. J. Smith Federal Savings Bank and any successor thereto.

     "Beneficiary" shall mean the person or persons whom a Participant may designate as the beneficiary of the Participant's Benefits under Article VI. In the absence of a valid beneficiary designation or in the event a designated beneficiary predeceases the Participant, a Participant's Beneficiary shall be his estate.

     "Board" means the Board of Directors of the Bank.

     "Change in Control" shall mean any one of the following events:

     (a) When the Bank is in the "mutual" form of organization, a "Change in Control" shall be deemed to have occurred if:

          (i) as a result of, or in connection with, any exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions, or any similar transaction, the persons who were non-employee directors of the Bank before such transaction cease to constitute a majority of the Board of the Bank or any successor to the Bank;

          (ii) the Bank transfers substantially all of its assets to another corporation which is not a wholly-owned subsidiary of the Bank;

          (iii) the Bank sells substantially all of the assets of a subsidiary or affiliate;

          (iv) any "person" including a "group", exclusive of the Board or any committee thereof, is or becomes the "beneficial owner", directly or indirectly, of proxies of the Bank representing twenty-five percent (25 %) or more of the combined voting power of the Bank's members; or


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          (v) the Bank is merged or consolidated  with another  corporation and, as a result of the merger or consolidation, less than seventy percent (70 %) of the outstanding proxies relating to the surviving or resulting corporation are given, in the aggregate, by the former members of the Bank.

     (b) If the Bank shall be in the "stock" form of organization, either on a stand-alone basis or as a subsidiary of the Company, a "Change in Control" shall be deemed to have occurred if:

          (i) as a result of, or in connection with, any initial public offering, tender offer or exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions, or any similar transaction, the persons who were directors of the Company or the Bank before such transaction cease to constitute a majority of the Board of the Company or the Bank or any successor to the Company or the Bank;

          (ii) the Company or the Bank transfers substantially all of its assets to another corporation which is not a wholly-owned subsidiary of the Company or the Bank;

          (iii) the Bank sells substantially all of the assets of a subsidiary or affiliate;

          (iv) any "person" including a "group" is or becomes the "beneficial owner", directly or indirectly, of securities of the Company or the Bank representing twenty-five percent (25%) or more of the combined voting power of the Company's or the Bank's outstanding securities (with the terms in quotation marks having the meaning set forth under the Securities Exchange Act of 1934); or

          (v) the Company or the Bank is merged or consolidated with another corporation and, as a result of the merger or consolidation, less than seventy percent (70%) of the outstanding voting securities of the surviving or resulting corporation is owned in the aggregate by the former stockholders of the Bank.

     Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur solely by reason of a transaction in which the Bank converts to the stock form of organization on a stand-alone basis or as a subsidiary of the Company. The decision of the Board as to whether a Change in Control has occurred shall be conclusive and binding.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means a Committee of the Board designated by the Board, to administer the Plan. The Committee shall consist of three or more members of the Board or, if no Committee is appointed, the full Board.

     "Company" shall mean the mutual or stock holding company of the Bank, if any.


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     "Disability"  shall  mean  the  inability  of an  Inside  Director,  due to physical or mental infirmity as determined in the discretion of the Board, to perform the duties required for service on the Board.

     "Employee" shall mean any person who is employed by the Bank on a full-time basis.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Inside Director" shall mean a Director who is also an Employee.

     "Initial Effective Date" shall mean December 18, 1995.

     "Initial Participant" means the Inside Director designated by the Committee to be an initial Participant in the Plan in accordance with Section 3.1.

     "Participant" means an eligible Inside Director of the Bank who is participating in the Plan in accordance with Section 3.1.

     "Plan" means the A. J. Smith Federal Savings Bank Retirement Plan for Inside Directors and its predecessor, the A. J. Smith Federal Savings Retirement Plan for Directors.

     "Plan Year" means the period from January 1 to December 31.

     "Restatement Effective Date" shall mean January 1, 2001.

     "Separation from Service" means separation from service from the Bank by reason of termination of employment, death, disability, or Change in Control. An Inside Director shall be considered separated on his termination of, or retirement from, employment with the Bank, even though he remains a member of the Board.

     "Trust" shall mean that agreement entered into pursuant to the terms hereof between the Bank and the Trustee.

     "Trustee" shall mean that person(s) or entity appointed by the Board pursuant to the Trust Agreement to hold legal title to the Plan Assets for the purposes set forth herein.

     "Valuation Date" means the last day of each Plan Year and such other dates as determined from time to time by the Committee.

     2.2  Usage

     Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.


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                   ARTICLE III - ELIGIBILITY AND PARTICIPATION

     3.1  Eligibility

     As of the Initial Effective Date, the only Inside Directors eligible to participate in the Plan are the Initial Participants listed in Appendix A. Additional Inside Directors may be designated as Participants in the Plan at the sole discretion of the Board and shall thereafter be listed in Appendix A. All Participants must be Inside Directors and members of a select group of management or highly compensated employees as such group is described under sections 201(2), 301(a)(3), and 401(a)(1) of ERISA as interpreted by the Department of Labor.

     3.2  Participation

     The Initial Participants shall commence participation in the Plan on the Plan's Initial Effective Date. Additional Inside Directors designated by the Committee as Participants shall commence participation in the Plan as of the first day of the Plan Year designated by the Committee. An employee shall cease to be a Participant when he terminates employment from the Bank and the balance in his Account is distributed to him or on his behalf.

                        ARTICLE IV - PARTICIPANT ACCOUNTS

     4.1  Accounts

     The Committee shall establish and maintain, pursuant to the terms of the Plan, an Account for each Participant consisting of amounts credited to such Account pursuant to Sections 4.2, 4.3 and 4.4 below. The amounts credited to each Participant's Account shall become fully vested in accordance with the schedule set forth on Appendix B Part I which relates to such Participant. Notwithstanding anything to the contrary herein or in Appendix B Part I, an inside Director's Account will be fully vested upon (i) termination of his employment due to his death or Disability, or (ii) a Change in Control.

     All amounts which are credited to a Participant's Account shall be credited solely for purposes of accounting and computation, and shall remain assets of the Bank subject to the claims of the Bank's general creditors. A Participant shall not have any interest or right in or to such Account at any time.

     4.2  Account Credits

     The Committee shall credit the Account of each Participant in the amounts, and on the dates, indicated on the individual funding schedules listed in Appendix B, Part II to the Plan (attached hereto).

     4.3  Crediting of Interest

     The Committee will credit the Participant's Account with interest on each Valuation Date. The interest credited to each Account will be at a rate of interest equal to three percent (3%) per


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annum,  with such rate pro rated for the period of time between Valuation Dates.
Interest will be credited to the account balance, based on the value of the Account as of the preceding Valuation Date.

     4.4  Valuation of Accounts

     The value of a Participant's Account shall be determined as of each Valuation Date by the Committee in the following manner:

     (a)  First,  the Committee will add the interest in accordance with Section
          4.3 to the Participant's Account.

     (b) Next, all Account credits for a Participant shall be credited to the Account of the Participant in accordance with Section 4.2.

     (c) Finally, a Participant's Account shall be reduced by the amount of any benefits distributed to or on behalf of the Participant pursuant to
          Article V.

     (d) Each Participant's Account shall be valued as of each Valuation Date, or more frequently as determined in the sole discretion of the Committee, and shall again be valued as of the date that a Participant, or his Beneficiary, receives a payment under the Plan, in accordance with the procedures established by the Committee.

     (e) All allocations to, and deductions from, a Participant's Account under this Section 4.4 shall be deemed to have been made on the applicable Valuation Date in the order of priority set forth in this Section 4.4, even though actually determined at a later date.

                         ARTICLE V - PAYMENT OF BENEFITS

     5.1  Entitlement to Benefit Payments

     Upon a Participant's Separation from Service, the Participant shall be entitled to his vested Account balance payable by the Bank in the form set forth in Section 5.2.

     5.2  Commencement of Benefit Payments

     The Account of each Participant shall be payable in the form of single life annuity. The Participant may elect, if such election occurs at least twelve (12) months prior to the distribution of benefits, another optional form of payment (including a lump sum payment, a life and 10 year certain annuity or installments over a period of years) by submitting to the Committee a document substantially in the form attached hereto as Appendix C. If the Participant's Separation from Service occurs before a given election becomes effective, then payment from the Plan shall be made in accordance with the Participant's preceding election; or, if no election currently is in effect, then payment shall be made in accordance with the first sentence of this Section 5.2. An election shall remain effective until the effective date of any subsequent superseding election. All optional forms of distribution shall be the actuarial equivalent of a single life annuity.


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

     5.3  Unforeseeable Emergencies

     Benefits may be paid to a Participant or Beneficiary hereunder in the event of an Unforeseeable Emergency. An Unforeseeable Emergency means an unanticipated emergency that is caused by an event beyond the control of the Participant or Beneficiary, such as a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Code Section 152(a)), loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances, and the Unforeseeable Emergency would result in severe financial hardship to the individual if early withdrawal were not permitted. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:

     (a)  Through reimbursement or compensation by insurance or otherwise;

     (b) By liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship; or

     (c)  By cessation of deferrals under the Plan.

     Examples of what are not considered Unforeseeable Emergencies include the need to send a Participant's child to college or the desire to purchase a home. An early withdrawal from the Plan pursuant to this provision must be limited to the amount necessary to meet the emergency.

     5.4  Hardship Withdrawals

     Upon finding that a Participant has suffered a severe financial hardship, no rising to the level of an Unforeseeable Emergency, the Committee may, in its sole discretion, make distributions from the Participant's Account prior to the time specified for payment of benefits under the Plan. Such hardship distributions may be made on account of an immediate and heavy financial need of the Participant for:

     (a) Medical care as described in Code Section 213(d) for the Participant, the Participant's spouse or dependent (as defined in Code Section
          152);

     (b) Educational expenses, such as the payment of tuition or related educational fees, or room and board expenses for the next twelve (12) months of postsecondary education for the Participant, the participant's spouse or dependent (as defined in Code Section 152);

     (c) Costs directly related to the purchase of a principal residence for the employee (excluding mortgage payments);

     (d)  Payments necessary to prevent the eviction of the Participant from his


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          principal residence or foreclosure of the mortgage on that residence;

     (e) Payments for funeral expenses not covered by insurance for a member of the immediate family of the Participant; and

     (f) Payments to cover the immediate expenses resulting from the divorce of the Participant.

     The amount of such distribution shall be limited to the amount reasonably necessary to meet the Participant's requirements during the financial hardship. A distribution is not treated as necessary to satisfy an immediate and heavy financial need of an employee to the extent the amount of the distribution is in excess of the amount required to relieve the financial need or to the extent the need may be satisfied from other sources that are reasonably available to the Participant, including all nontaxable loans currently available under all plans maintained by the Bank. This Committee's determination regarding the Hardship Distribution is to be made on the basis of all the facts and circumstances and based upon the evidence provided to the Committee by the Participant and the Bank, including receipts, invoices, foreclosure notices, or the like, and including information that may be available to the bank or the Committee on other distributions available to the Participant, including nontaxable loans available under all plans maintained by the Bank.

     No Participant shall be entitled to more than one (1) Hardship Withdrawal from the Plan.

     5.5  Accelerated Distributions

          5.5.1  Distribution Upon Request

          After a Participant has terminated service, notwithstanding previous distribution elections to the contrary, a Participant shall be entitled to receive, upon written request to the Committee, a lump sum distribution equal to ninety percent (90%) of his Account balance as of the date on which the Committee receives the written request. The remaining balance shall be forfeited by the Participant. The amount payable under this Section shall be paid in a lump sum payment within ninety (90) days following the receipt of the notice by the Committee from the Participant.

          5.5.2  Distribution Upon Change in Control

          Upon a Change in Control, all Participants shall have their account balances paid to them in a lump sum within thirty (30) days of the Change in Control.

               ARTICLE VI - PAYMENT OF BENEFITS ON OR AFTER DEATH

     6.1  Commencement of Benefit Payments

     If a Participant dies before payments of his benefits under the Plan have commenced, or after payments have commenced, but before they are completely paid, and the Participant has designated


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his  spouse as his  Beneficiary,  then his  spouse  shall be paid out,  or shall continue to be paid out, in accordance with the terms of Article V. If a Participant dies before payments of his benefits under the Plan have commenced, or after payments have commenced, but before they are completely paid, and the Participant has a Beneficiary other than his Spouse (as designated by the Participant, or determined by the Committee, in accordance with Section 6.2), then the Participant's non-spousal Beneficiary shall be entitled to receive the Participant's vested Account balance in the form of a lump sum.

     6.2  Designation of Beneficiary

     A Participant may, by delivering a written instrument to the Committee in the form attached hereto as Appendix D, designate one or more primary and contingent beneficiaries to receive his Account balance which may be payable to the Participant hereunder following the Participant's death, and may designate the proportions in which such beneficiaries are to receive such payments. A Participant may change such designations from time to time, and the last written designation filed with the Committee prior to the Participant's death shall control. If a Participant fails to specifically designate a beneficiary or, if no designated beneficiary survives the Participant, payment shall be made by the Committee in the following order of priority:

     (a)  to the Participant's surviving spouse; or if none,

     (b)  to the Participant's children, per stirpes; or if none,

     (c)  to the Participant's estate.

                      ARTICLE VII - ESTABLISHMENT OF TRUST
                   AUTOMATIC FUNDING UPON A CHANGE IN CONTROL

     The Bank may establish a Trust into which it may contribute assets which will be held subject to the claims of the Bank's creditors in the event of the Bank's "Insolvency" as defined in the Trust. In addition, prior to any change in Control the Bank shall establish the Trust (if it has not been previously established), and shall contribute to the Trust an amount that is projected to be sufficient to enable the Trust to pay all Benefits that could become payable under the Plan. In the event of a Change in Control, the Trust shall be irrevocable until all benefits have been paid to all Participants.

                     ARTICLE VIII - RIGHTS OF PARTICIPANTS;
                   TERMINATION OR SUSPENSION UNDER FEDERAL LAW

     The rights of Participants and of their Beneficiaries (if any) shall be solely those of unsecured creditors of the Bank. In the event that the Bank establishes a Trust, assets of the Bank may be held by such Trust, subject to claims by general creditors of the Bank by appropriate judicial action as provided by such Trust.

     If  the   Participant  is  removed  and/or   permanently   prohibited  from
participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit


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Insurance Act ("FDIA") (12 U.S.C.  1818(e)(4) or (g)(1)), all obligations of the
Bank under this Plan shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

     If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Plan shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

     All obligations under this Plan shall terminate, except to the extent that continuation of this Plan is necessary for the continued operation of the Bank:
(i) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

     If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S. C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Participant from participating in the conduct of the Bank's affairs, the Bank's obligations under this Plan shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Participant all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

     To the extent required under federal banking law, the amount payable hereunder shall be reduced to the extent that on the date of an Inside Director's termination of service as a Director, either (i) the present value of his Benefits exceeds the limitations that are set forth in Regulatory Bulletin 27a of the Office of Thrift Supervision, if in effect, on such date, or (ii) such reduction is necessary to avoid subjecting the Bank to a loss of tax deduction under Code section 280G.

                     ARTICLE IX - INTERPRETATION OF THE PLAN

     The Committee shall have sole and absolute discretion to administer, construe, and interpret the Plan, and the decisions of the Committee shall be conclusive and binding on all affected parties (unless such decisions are arbitrary and capricious).

                             ARTICLE X - LEGAL FEES

     In the event any dispute shall arise between an Inside Director and the Bank as to the terms and interpretation of the Plan, whether instituted by formal legal proceedings or otherwise, including any action taken by a Director to enforce the terms of this Plan or in defending against any action taken by the Bank, the Bank shall reimburse the Director for all costs and expenses, including reasonable attorney's fees, arising from such dispute, proceedings or actions; provided that the Inside Director shall return such amounts to the Bank if he fails to obtain a final judgment by a court of competent jurisdiction or obtain a settlement of such dispute, proceedings, or actions substantially in his favor. Such reimbursements to a Director shall be paid within 10 days of the Director furnishing to the Bank written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Director. Any such request for reimbursement by a Director shall be made no more frequently than at 30 day intervals.

                      ARTICLE XI - MISCELLANEOUS PROVISIONS

     11.1 Amendment

     The Bank reserves the right to amend the Plan in any manner that it deems advisable by a resolution of the Board. No amendment shall, without the Participant's consent, affect the amount of the Participant's Account balance at the time the amendment becomes effective or the right of the Participant to receive a distribution of his Account balance.

     11.2 Termination

     The Bank reserves the right to terminate the Plan at any time. No termination shall, without the Participant's consent, affect the amount of the Participant's Account balance prior to the termination or the right of the Participant to receive a distribution of his Account balance.

     11.3 No Assignment

     The Participant shall not have the power to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable under the Plan or any of the payments provided for in the Plan, nor shall any interest in amounts payable hereunder or in any payments be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

     11.4 Incapacity.

     If any person to whom a benefit is payable under the Plan is an infant or if the Committee determines that any person to whom such benefit is payable is incompetent by reason of physical or mental disability, the Committee may cause the payments becoming due to such person to be made to another for his benefit. Payments made pursuant to this Section shall, as to such payment, operate as a complete discharge of the Plan, the Bank and the Committee.

     11.5 Successors and Assigns

     The provisions of the Plan are binding upon and inure to the benefit of the
Bank,  its  respective   successors  and  assigns,  and  the  Participant,   his
beneficiaries, heirs, legal representatives and assigns.

     11.6 Governing Law

     The Plan shall be subject to and construed in accordance with the laws of the State of Illinois to the extent not pre-empted by the provisions of ERISA.

     11.7 No Guarantee of Employment

     Nothing contained in the Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained on the Board, in the employ of the Bank or any equity or other interest in the assets, business or affairs of the Bank.

     11.8 Severability

     If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included.

     11.9 Notification of Addresses

     Each Participant and each beneficiary shall file with the Committee, from time to time, in writing, the post office address of the Participant, the post office address of each beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Committee (or if no such address was filed with the Committee, then to the last post office address of the Participant or beneficiary as shown on the Bank's records) shall be binding on the Participant and each beneficiary for all purposes of the Plan and neither the Committee nor the Bank shall be obligated to search for or ascertain the whereabouts of any Participant or beneficiary.

     IN WITNESS WHEREOF, the Bank has caused this Plan to be executed this ___ day of ___________, 2001, by its duly authorized officer, effective as of January 1, 2001.

ATTEST/WITNESS:                            A. J. SMITH  FEDERAL SAVINGS BANK



By:                                        By:
   -----------------------------------        ----------------------------------

Title: Secretary                           Title:
                                                 -------------------------------




Date:                                      Date:
     ---------------------------------          --------------------------------

                        A. J. SMITH FEDERAL SAVINGS BANK
                                 RETIREMENT PLAN
                              FOR INSIDE DIRECTORS

                                   Appendix A

Initial Participant                         Participation Commencement Date
-------------------                         -------------------------------
Thomas R.  Butkus                           12-18-95



Additional Participants                     Participation Commencement Date
-----------------------                     -------------------------------

                            A. J. SMITH FEDERAL BANK
                                 RETIREMENT PLAN
                              FOR INSIDE DIRECTORS

                                   Appendix B

Part I
------

Butkus Vesting Schedule

--------------------------------------------------------------------------
                Years of Service After                       Butkus'
                Initial Effective Date                  Vested Percentage
--------------------------------------------------------------------------
        Less than 1    (or prior to 12/18/96)
                                                                 40%
--------------------------------------------------------------------------
                  1    (or at 12/18/96)
                                                                 55%
--------------------------------------------------------------------------

                  2    (or at 12/18/97)                        62.5%
--------------------------------------------------------------------------
                  3    (or at 12/18/98)
                                                                 70%
--------------------------------------------------------------------------

                  4    (or at 12/18/99)                        77.5%
--------------------------------------------------------------------------

                  5    (or at 12/18/00)                          85%
--------------------------------------------------------------------------

                  6    (or at 12/18/01)                        92.5%
--------------------------------------------------------------------------
          7 or more    (or at or after 12/18/02)                100%
--------------------------------------------------------------------------

Part II
-------


Butkus Funding Schedule

-------------------------------------------------------------------------------------------
                                   Contribution      Interest Credited
Date                            Credited to Account   to Account (3%)       Account Balance
-------------------------------------------------------------------------------------------
Restatement Effective Date
(1/01/01)                                                                       $ 746,000
-------------------------------------------------------------------------------------------
12/31/01                             $ 231,620           $ 22,380              $1,000,000
-------------------------------------------------------------------------------------------
12/31/02                                 0                $ 30,000             $1,030,000
-------------------------------------------------------------------------------------------
12/31/03                                 0                $ 30,400             $1,060,900
-------------------------------------------------------------------------------------------
12/31/04                                 0                $ 31,827             $1,092,727
-------------------------------------------------------------------------------------------
12/31/05                                 0                $ 32,782             $1,125,509
-------------------------------------------------------------------------------------------
12/31/06                                 0                $ 33,765             $1,159,274
-------------------------------------------------------------------------------------------
12/31/07                                 0                $ 34,778             $1,194,052
-------------------------------------------------------------------------------------------
12/31/08                                 0                $ 35,822             $1,229,874
-------------------------------------------------------------------------------------------
12/31/09                                 0                $ 36,896             $1,266,770
-------------------------------------------------------------------------------------------
12/31/10                                 0                $ 38,003             $1,304,773
-------------------------------------------------------------------------------------------
12/31/11                                 0                $ 39,143             $1,343,916
-------------------------------------------------------------------------------------------

                        A. J. SMITH FEDERAL SAVINGS BANK
                                 RETIREMENT PLAN
                              FOR INSIDE DIRECTORS

                                   Appendix C

                            FORM OF PAYMENT ELECTION

To:  Committee, A. J. Smith Federal Savings Bank Retirement Plan for Inside
        Directors
     A. J. Smith Federal Savings Bank 14757 South Cicero Avenue, Midlothian, Illinois 60445

Pursuant to Article V, Section 5.2 of the Plan, the undersigned Participant hereby elects payment of the entire balance of his Memorandum Account in the following optional form:

_________    Lump Sum,         OR

_________    Annual Installments over ______ years, OR

_________    Life and 10 year certain annuity, OR

_________    Joint and Survivor Annuity.

This election shall become effective as of the January 1, first occurring at least 12-months following the submission of this election to the Committee and shall remain effective until the effective date of any subsequent, superseding election. If the undersigned's termination of employment, death or disability, or a Change in Control (as defined in the Plan) occurs before a given election becomes effective, then payment from the Plan shall be made in accordance with the Participant's preceding election; or, if no election currently is in effect, then payment shall be made in accordance with the first sentence of Section 5.2 of the Plan.

     Dated at Midlothian, Illinois, this__________day of______, 200__

                                               PARTICIPANT


                                               ------------------------------
                                               Print Name

Received on behalf of the
Committee this

______day of____________, 200__

By  ________________________

                        A. J. SMITH FEDERAL SAVINGS BANK

                      RETIREMENT PLAN FOR INSIDE DIRECTORS

                                   Appendix D

                           DESIGNATION OF BENEFICIARY

     AGREEMENT, made this ______ day of __________, 200_, by and between ______________ (the "Participant"), and A. J. Smith Federal Savings Bank (the "Bank").

     WHEREAS, the Bank has established that A.J. Smith Federal Savings Bank Retirement Plan for Inside Directors (the "Plan"), and the Participant is eligible to make a beneficiary designation with respect to any survivorship benefits that may become payable under Article VI of said Plan;

     NOW THEREFORE, it is mutually agreed as follows:

1.   Primary Beneficiary designation.


--------------------------------------------------------------------------------
Name of                                                        Percentage of
Primary Beneficiary             Mailing Address                Death  Benefit
--------------------------------------------------------------------------------
                                                                               %
--------------------------------------------------------------------------------
                                                                               %
--------------------------------------------------------------------------------


     2. Contingent Beneficiary. In the event that the primary beneficiary or beneficiaries named above are not living at the time of the Participant's death, the participant hereby designates the following person(s) to be his or her contingent beneficiary for purposes of the Plan:

--------------------------------------------------------------------------------
Name of                                                        Percentage of
Contingent Beneficiary          Mailing Address                Death  Benefit
--------------------------------------------------------------------------------
                                                                               %
--------------------------------------------------------------------------------
                                                                               %
--------------------------------------------------------------------------------


     3. Effect of Election. The elections made hereunder shall be revocable during the Participant's lifetime, shall automatically supersede any prior elections made with respect to Article VI of the Plan, an shall become irrevocable upon the Participant's death.

     4. Bank's Commitment. The Bank agrees to make payment of the amount due the Participant in accordance with the terms of the Plan and the elections made by the Participant herein.

A. J. Smith Federal Savings Bank
Retirement Plan for Inside Directors
Appendix D
Designation of Beneficiary


     IN WITNESS WHEREOF, the parties hereto have hereunder set their hands the day and year first above-written.

Witnessed by:                            PARTICIPANT




                                         By:
-----------------------------------         ------------------------------------
Print Name:                                       Print Name
           ------------------------



Witnessed by:                            BANK

                                         A. J. SMITH FEDERAL SAVINGS BANK




                                         By:
-----------------------------------         ------------------------------------
Print Name:                              Title:
           ------------------------            ---------------------------------